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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): December 16, 1999



                        VERTEX COMMUNICATIONS CORPORATION
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            TEXAS                  0-15277                       75-1982974
(STATE OR OTHER JURISDICTION     (COMMISSION                   (IRS EMPLOYER
      OF INCORPORATION)          FILE NUMBER)                IDENTIFICATION NO.)



                2600 NORTH LONGVIEW STREET, KILGORE, TEXAS 75662
         (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)

       Registrant's telephone number, including area code: (903) 984-0555



                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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                        VERTEX COMMUNICATIONS CORPORATION
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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ITEM 1.     CHANGES IN CONTROL OF REGISTRANT.

            Not applicable.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

            Not applicable.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP.

            Not applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

            Not applicable.

ITEM 5.     OTHER EVENTS.

            On December 16, 1999, Vertex Communications Corporation (the "Company") and TriPoint Global Communications Inc., a Delaware corporation ("TriPoint"), jointly announced that the expiration of the tender offer by Signal Acquisition Corporation, a Texas corporation ("Signal") and a wholly-owned subsidiary of TriPoint, has been extended to January 14, 2000. On December 17, 1999, the Company announced that the Annual Meeting of Shareholders previously scheduled for Thursday, January 27, 2000, is postponed until Friday, February 25, 2000. A copy of the press release announcing the extension of the tender offer is incorporated herein by reference and attached hereto as Exhibit 99.1. A copy of the press release announcing the postponement of the Company's Annual Meeting of Shareholders is incorporated herein by reference and attached hereto as Exhibit 99.2.

ITEM 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS.

            Not applicable.


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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (c)  Exhibits

            Item      Exhibit
            ----      -------

            99.1 Press Release, dated December 16, 1999 issued by the Company and TriPoint.

            99.2 Press Release, dated December 17, 1999 issued by the Company.

ITEM 8.     CHANGE IN FISCAL YEAR.

            Not applicable.

ITEM 9.     SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

            Not applicable.














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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 VERTEX COMMUNICATIONS CORPORATION



Date: December 17, 1999          By: /s/ James D. Carter
                                     -----------------------------------
                                     James D. Carter
                                     Vice President and Chief Financial Officer














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                                INDEX TO EXHIBITS



         ITEM
        NUMBER                            EXHIBIT
        ------                            -------

         99.1 Press Release, dated December 16, 1999 issued by the Company and TriPoint.

         99.2     Press Release, dated December 17, 1999 issued by the Company.